COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES
(a)	Capital Commitments

As of December 31, 2013, the Group had capital commitments contracted for but not provided mainly for the construction and acquisition of property and equipment for City of Dreams, Studio City and City of Dreams Manila totaling $1,231,735.

(b)	Lease Commitments and Other Arrangements

Operating Leases - As a Lessee

The Group leases the portion of land to be used for City of Dreams Manila, Mocha Clubs sites, office space, warehouses and staff quarters under non-cancellable operating lease agreements that expire at various dates through July 2033. Those lease agreements provide for periodic rental increases based on both contractual agreed incremental rates and on the general inflation rate once agreed by the Group and its lessor and in some cases contingent rental expenses stated as a percentage of turnover. During the years ended December 31, 2013, 2012 and 2011, the Group incurred rental expenses amounting to $21,815, $18,573 and $16,944, respectively which consisted of minimum rental expenses of $17,586, $15,003 and $16,944 and contingent rental expenses of $4,229, $3,570 and nil, respectively.

As of December 31, 2013, minimum lease payments under all non-cancellable leases were as follows:

Year ending December 31,
2014	$16,136
2015	12,963
2016	9,172
2017	8,676
2018	8,727
Over 2018	77,086

$132,760

As Grantor of Operating and Right To Use Arrangement

The Group entered into non-cancellable operating and right to use agreements mainly for mall spaces in the City of Dreams site with various retailers that expire at various dates through February 2022. Certain of the operating and right to use agreements include minimum base fee and operating fee with escalated contingent fee clauses. During the years ended December 31, 2013, 2012 and 2011, the Group received contingent fees amounting to $27,287, $22,906 and $18,053, respectively.

As of December 31, 2013, minimum future fees to be received under all non-cancellable operating and right to use agreements were as follows:

Year ending December 31,
2014	$10,760
2015	7,106
2016	3,478
2017	207
2018	18

$21,569

The total minimum future fees do not include the escalated contingent fee clauses.

(c)	Other Commitments

Gaming Subconcession

On September 8, 2006, the Macau Government granted a gaming subconcession to Melco Crown Macau to operate the gaming business in Macau. Pursuant to the gaming subconcession agreement, Melco Crown Macau has committed to the following:

i)	To pay the Macau Government a fixed annual premium of $3,744 (MOP30,000,000).
ii)	To pay the Macau Government a variable premium depending on the number and type of gaming tables and gaming machines that the Group operates. The variable premium is calculated as follows:
•	$37 (MOP300,000) per year for each gaming table (subject to a minimum of 100 tables) reserved exclusively for certain kind of games or to certain players;
•	$19 (MOP150,000) per year for each gaming table (subject to a minimum of 100 tables) not reserved exclusively for certain kind of games or to certain players; and
•	$0.1 (MOP1,000) per year for each electrical or mechanical gaming machine, including the slot machine.
iii)	To pay the Macau Government a sum of 1.6% of the gross revenues of the gaming business operations on a monthly basis, that will be made available to a public foundation for the promotion, development and study of social, cultural, economic, educational, scientific, academic and charity activities, to be determined by the Macau Government.
iv)	To pay the Macau Government a sum of 2.4% of the gross revenues of the gaming business operations on a monthly basis, which will be used for urban development, tourist promotion and the social security of Macau.
v)	To pay special gaming tax to the Macau Government of an amount equal to 35% of the gross revenues of the gaming business operations on a monthly basis.
vi)	Melco Crown Macau must maintain two bank guarantees issued by a specific bank with the Macau Government as the beneficiary in a maximum amount of $62,395 (MOP500,000,000) from September 8, 2006 to September 8, 2011 and a maximum amount of $37,437 (MOP300,000,000) from September 8, 2011 until the 180th day after the termination date of the gaming subconcession.

As a result of the bank guarantees given by the bank to the Macau Government as disclosed in Note 22(c)(vi) above, a sum of 1.75% of the guarantee amount will be payable by Melco Crown Macau quarterly to such bank.

Land Concession Contracts

The Company’s subsidiaries have entered into concession contracts for the land on which our Altira Macau, City of Dreams and Studio City properties and development projects are located. The title to the land lease right is obtained once the related land concession contract is published in the Macau official gazette. The contracts have a term of 25 years, which is renewable for further consecutive periods of 10 years, subject to payment of a special contribution to be defined by the Macau Government, and impose special development conditions. The Company’s land holding subsidiaries are required to i) pay an upfront land premium, which is recognized as land use right in the consolidated balance sheets and a nominal annual government land use fee, which is recognized as general and administrative expense and may be adjusted every five years; and ii) place a guarantee deposit upon acceptance of the land lease terms, which is subject to adjustments from time to time in line with the amounts paid as annual land use fee. During the land concession term, amendments have been sought which have or will result in revisions to the development conditions, land premium and government land use fees.

Altira Macau

On December 18, 2013, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Taipa Land on which Altira Macau is located. The amendment required an additional land premium of approximately $2,449 which was fully paid by Altira Developments in July 2013 (see Note 9). According to the revised land amendment, the government land use fees was revised from approximately $171 per annum to $186 per annum. As of December 31, 2013, the Group’s total commitment for government land use fees for the Altira Macau site to be paid during the remaining term of the land concession contract which expires in March 2031 was $3,189.

City of Dreams

On October 17, 2013, Melco Crown (COD) Developments and Melco Crown Macau accepted the final amendment proposal issued by the Macau Government for revision of the land concession contract for Cotai Land on which City of Dreams is located (see Note 9). The amendment required an additional land premium of approximately $23,344, with $8,736 paid in October 2013 upon acceptance of the final amendment proposal and the remaining amount of approximately $14,608 will be due in four biannual instalments, accruing with 5% interest per annum, with the first instalment to be paid six months from the date the amended contract was subsequently published in the Macau official gazette on January 29, 2014. As of December 31, 2013 and 2012, the total outstanding balance of the land premium was included in accrued expenses and other current liabilities in an amount of $3,518 and $8,281, and in land use rights payable in an amount of $11,090 and nil, respectively. According to the final amendment proposal, the government land use fees will be revised from approximately $1,185 per annum to $1,235 per annum. As of December 31, 2013, the Group’s total commitment for government land use fees for the City of Dreams site to be paid during the remaining term of the land concession contract which expires in August 2033 was $23,985.

Studio City

On July 25, 2012, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Studio City Land on which Studio City is located (see Note 9). The amendment revised the land premium to approximately $174,954, with $23,561 paid in 2006 and $35,316 paid in June 2012 upon acceptance of the final amendment proposal and the remaining amount of approximately $116,077 will be due in five biannual instalments, accruing with 5% interest per annum, with the first instalment to be paid six months from July 25, 2012, the date the amended contract published in the Macau official gazette. As of December 31, 2013 and 2012, the total outstanding balance of the land premium was included in accrued expenses and other current liabilities in an amount of $46,982 and $44,719, and in land use right payable in an amount of $24,376 and $71,358, respectively. According to the revised land amendment, the government land use fees were revised from approximately $326 per annum to $490 per annum during the development period of Studio City; and from approximately $527 per annum to $1,131 per annum after the development period. As of December 31, 2013, the Group’s total commitment for government land use fees for the Studio City site to be paid during the remaining term of the land concession contract which expires in October 2026 was $11,545.

Provisional License

Under the terms of the Provisional License, PAGCOR requires, amongst other things, the Licensees to make a total investment of $1,000,000 for City of Dreams Manila (the “Investment Commitment”) with a minimum investment of $650,000 to be made prior to the opening of City of Dreams Manila. Under the terms of the Cooperation Agreement, the Licensees’ Investment Commitment of $1,000,000 will be satisfied as follows:

•	For the amount of $650,000: (a) in the case of the Philippine Parties, the land and building structures having an aggregate value as determined by PAGCOR of not less than $325,000, and (b) in the case of MCE Leisure, the fit-out and furniture, gaming equipment, additional improvements, inventory and supplies as well as intangible property and entertainment facilities inside or outside of the building structures, having an aggregate value as determined by PAGCOR of not less than $325,000.
•	For the remaining $350,000, the Philippine Parties and MCE Leisure shall make equal contributions of $175,000 to City of Dreams Manila. The Licensees agree to contribute such amounts and for such purposes as notified by MCE Leisure (or in certain circumstances the Philippine Parties) to PAGCOR (subject to any recommendations PAGCOR may make).

Other commitments required by PAGCOR under the Provisional License are as follows:

•	Within 30 days from getting approval by PAGCOR of the project implementation plan, to submit a bank guarantee, letter of credit or surety bond in the amount of PHP100 million (equivalent to $2,246) to guarantee the Licensees’ completion of City of Dreams Manila and is subject to forfeiture in case of delay in construction which delay exceeds 50% of the schedule, of which SM Group had submitted a surety bond of PHP100 million (equivalent to $2,246) to PAGCOR on February 17, 2012.
•	Seven days prior to commencement of operation of the casino, to secure a surety bond in favor of PAGCOR in the amount of PHP100 million (equivalent to $2,246) to ensure prompt and punctual remittance/payment of all license fees.
•	The Licensees are required to maintain an escrow account into which all funds for development of City of Dreams Manila must be deposited and all funds withdrawn from this account must be used only for such development and to deposit $100,000 in the escrow account and maintain a balance of $50,000 until the completion of City of Dreams Manila, of which MCE Leisure had setup the escrow account in March 2013.
•	License fees must be remitted on a monthly basis, in lieu of all taxes with reference to the income component of the gross gaming revenues: (a) 15% high roller tables; (b) 25% non-high roller tables; (c) 25% slot machines and electronic gaming machines; and (d) 15% junket operation.
•	In addition to the above license fees, the Licensees are required to remit 2% of casino revenues generated from non-junket operation tables to a foundation devoted to the restoration of Philippine cultural heritage, as selected by Licensees and approved by PAGCOR, of which the foundation was subsequently setup by MCE Leisure on February 19, 2014.
•	PAGCOR may collect a 5% fee of non-gaming revenue received from food and beverage, retail and entertainment outlets. All revenues of hotel operations should not be subject to the 5% except rental income received from retail concessionaires.

Grounds for revocation of the license, among others, are as follows: (a) failure to comply with material provision of this license; (b) failure to remit license fees within 30 days from receipt of notice of default; (c) has become bankrupt, insolvent; (d) delay in construction of more than 50% of the schedule; and (e) if debt-to-equity ratio is more than 70:30. As of December 31, 2013, MCE Holdings Group as one of the parties as Licensees has complied with the required debt-to-equity ratio under definition as agreed with PAGCOR.

Cooperation Agreement

Under the terms of the Cooperation Agreement, the Licensees are jointly and severally liable to PAGCOR under the Provisional License and each Licensee (indemnifying Licensee) must indemnify the other Licensees for any loss suffered or incurred by that Licensee arising out of, or in connection with, any breach by the indemnifying Licensee of the Provisional License. Each Licensee, however, has the rights to charge the other Licensees for their non-contribution portion of the Investment Commitment plus relevant interest under the terms of the Cooperation Agreement. Also, each of the Philippine Parties and MCE Leisure agree to indemnify the non-breaching party for any loss suffered or incurred as a result of a breach of any warranty.

MCP Lease Agreement

Under the terms of the MCP Lease Agreement, MCE Leisure shall indemnify and keep Belle fully indemnified against all claims, actions, demands, actions and proceedings made against Belle by any person arising as a result of or in connection with any loss, damage or injury from MCE Leisure’s use and operation of business on the leased property.

(d)	Guarantees

Except as disclosed in Note 12 to the consolidated financial statements, the Group has made the following significant guarantees as of December 31, 2013:

•	Melco Crown Macau has issued a promissory note (“Livrança”) of $68,635 (MOP550,000,000) to a bank in respect of bank guarantees issued to the Macau Government as disclosed in Note 22(c)(vi) to the consolidated financial statements.
•	The Company has entered into two deeds of guarantee with third parties amounted to $35,000 to guarantee certain payment obligations of the City of Dreams’ operations.
•	Pursuant to the Commitment Letter for the Studio City Project Facility entered into on October 19, 2012 as disclosed in Note 12, the Studio City Borrower, among others provided an indemnity on customary terms to the Studio City Lenders and their affiliates, including in connection with any breach of such Commitment Letter and related documents (“Studio City Mandate Documents”), such as a breach of warranty in respect of factual information and financial projections provided by or on behalf of the Company and the Studio City Borrower to the Studio City Lenders and their affiliates. On the same date, under the terms of an agreement between, among others, the Company and New Cotai Investments to regulate how indemnity claims under the Commitment Letter are dealt with and funded, the Company has indemnified New Cotai Investments and the Studio City Borrower in respect of any act or omission of the Company or its affiliates (other than Studio City International and its subsidiaries) resulting from such person’s gross negligence, willful misconduct or bad faith.
•	Under the Cooperation Agreement, Belle has irrevocably and unconditionally guaranteed to MCE Holdings Group the due and punctual observance, performance and discharge of all obligations of PLAI and each SM Group’s company, and indemnified MCE Holdings Group against any and all loss incurred in connection with any default by the Philippine Parties under the Cooperation Agreement. MCE Leisure has likewise irrevocably and unconditionally guaranteed to each of the Philippine Parties the due and punctual observance, performance and discharge of all obligations of MCE Holdings Group, and indemnified the Philippine Parties against any and all loss incurred in connection with any default by MCE Holdings Group under the Cooperation Agreement.
•	In October 2013, Studio City Developments entered into a trade credit facility of HK$200,000,000 (equivalent to $25,707) (“Trade Credit Facility”) with a bank to meet the construction payment obligations of the Studio City project. The Trade Credit Facility is guaranteed by Studio City Company. As of December 31, 2013, the Trade Credit Facility of approximately $11,658 was utilized.
(e)	Litigation

As of December 31, 2013, the Group is currently a party to certain legal proceedings which relate to matters arising out of the ordinary course of its business. Management does not believe that the outcome of such proceedings will have a material effect on the Group’s financial position, results of operations or cash flows.